FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

[X]       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report April 22, 2008

OR

[ ]

TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ................to...................

Commission File Number 0-5486

                         PRESIDENTIAL LIFE CORPORATION_________________________

  (Exact name of registrant as specified in its charter)

           Delaware                                                                        13-2652144________________

(State or other jurisdiction of                                                (I.R.S Employer Identification No.)

incorporation or organization)

69 Lydecker Street, Nyack, New York                      10960

(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code    845-358-2300

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Solciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR        240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4( c))

 Item 5.02

On April 17, 2008, Herbert Kurz announced his resignation as President of Presidential Life Corporation (the “Company”) and Chief Executive Officer of the Company’s wholly owned subsidiary, Presidential Life Insurance Company (the “Insurance Company”), effective May 12, 2009.  In accordance with the Company’s succession plan, upon the effective date of his resignation, Donald L. Barnes will become President of the Company and Chief Executive Officer of the Insurance Company.

After the date of his resignation, Herbert Kurz will continue as Chairman of the Board of Directors of both the Company and Insurance Company.

PRESIDENTIAL LIFE CORPORATION

April 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

   Presidential Life Corporation

(Registrant)

Date:  April 22, 2008

 /s/ Herbert Kurz

Herbert Kurz, President and Duly

Authorized Officer of the Registrant

Date:  April 22, 2008

/s/ Charles Snyder

 Charles J. Snyder, Chief Financial Officer

of the Registrant